Exhibit 99.1
Unaudited pro forma consolidated financial information
On October 23, 2017, Vertex Pharmaceuticals Incorporated (“Vertex” or the “Company”) concluded that the intangible asset related to Parion Sciences, Inc.'s (“Parion”) pulmonary ENaC platform had become fully impaired based on data from a Phase 2 clinical trial of VX-371 that did not meet its primary efficacy endpoint. The Company recorded an impairment charge of $255.3 million, which represented the entire value of the intangible asset in the third quarter of 2017. After evaluating the results of the clinical trial, the Company determined that it was no longer the primary beneficiary of Parion as it no longer had the power to direct the significant activities of Parion. The most important factor in this determination was the decrease in the fair value of Parion’s pulmonary ENaC platform relative to Parion’s other activities. Accordingly, the Company deconsolidated Parion as of September 30, 2017. The impairment charge of $255.3 million, decrease in the fair value of the contingent payments payable by the Company to Parion of $69.6 million and benefit from income taxes of $126.2 million resulting from these charges were recorded in the third quarter of 2017 attributable to noncontrolling interest. The benefit from income taxes consisted of benefits of $97.7 million and $28.5 million attributable to the impairment charge and decrease in the fair value of contingent payments, respectively. The net effect of these charges and impact of the deconsolidation was a loss of $7.1 million recorded in other income (expense), net attributable to Vertex in the consolidated statement of operations for the three and nine months ended September 30, 2017.
In accordance with S-X Rule 11-02(b)(5), these amounts have not been reflected in the pro forma statements of operations.
The following supplemental pro forma information is presented for informational purposes only, to provide an understanding of the Company’s historical financial results as adjusted for the deconsolidation of Parion. These pro forma financial statements should not be considered a substitute for the actual historical financial information prepared in accordance with generally accepted accounting principles, as presented in the Company’s filings on Form 10-Q and 10-K. The unaudited pro forma condensed consolidated financial information disclosed in this report is for illustrative purposes only and is not necessarily indicative of results of operations that would have been achieved had the pro forma events taken place on the dates indicated, or our future consolidated results of operations.
The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2017 and for the year ended December 31, 2016 present our condensed consolidated results of operations giving pro forma effect to the deconsolidation of Parion as if it had occurred on January 1, 2016. The unaudited pro forma condensed consolidated balance sheet at June 30, 2017 presents our condensed consolidated financial position giving pro forma effect to the deconsolidation of Parion as if it had occurred on June 30, 2017. These pro forma financial statements should be read in connection with the Company’s historical condensed consolidated financial statements for the period ended June 30, 2017, which were included in the Form 10-Q filed on July 28, 2017 and the Company’s historical consolidated financial statements for the year ended December 31, 2016, which were included in the Form 10-K filed on February 23, 2017.
The pro forma adjustments are based on currently available information, estimates and assumptions that the Company believe are reasonable in order to reflect, on a pro forma basis, the impact of this deconsolidation on our historical financial information.

VERTEX PHARMACEUTICALS INCORPORATED
Unaudited Condensed Consolidated Pro Forma Statement of Operations
For the six months ended June 30, 2017
(in thousands, except per share amounts)

	Vertex	Pro Forma Adjustments	Notes	Pro Forma
Revenues:
Product revenues, net	$994,610	$—		$994,610
Royalty revenues	4,412	—		4,412
Collaborative revenues	259,831	(20,801)	(a)	239,030
Total revenues	1,258,853	(20,801)		1,238,052
Costs and expenses:
Cost of product revenues	116,777	—		116,777
Royalty expenses	1,416	—		1,416
Research and development expenses	563,014	(1,479)	(b)	561,535
Sales, general and administrative expenses	240,575	(1,753)	(a)	238,822
Restructuring expenses	13,522	—		13,522
Total costs and expenses	935,304	(3,232)		932,072
Income (loss) from operations	323,549	(17,569)		305,980
Interest expense, net	(31,429)	(44)	(a)	(31,473)
Other expense, net	(3,081)	—		(3,081)
Income (loss) before provision for (benefit from) income taxes	289,039	(17,613)		271,426
Provision for (benefit from) income taxes	8,322	(8,582)	(a)	(260)
Net income (loss)	280,717	(9,031)		271,686
Net (income) loss attributable to noncontrolling interest	(14,965)	15,121	(a)	156
Net income attributable to Vertex	$265,752	$6,090		$271,842

Net income per share attributable to Vertex common shareholders:
Basic	$1.08			$1.10
Diluted	$1.06			$1.08
Shares used in per share calculations:
Basic	246,782			246,782
Diluted	250,199			250,199

(a) To eliminate the results of operations of Parion and related non-controlling interest
(b) To adjust research and development expenses to:
(i) eliminate the results of operations of Parion and related non-controlling interest of $6.1 million
(ii) record research and development funding paid to Parion of $4.6 million attributable to Vertex as if Parion was not consolidated as a variable interest entity

VERTEX PHARMACEUTICALS INCORPORATED
Unaudited Condensed Consolidated Pro Forma Statement of Operations
For the year ended December 31, 2016
(in thousands, except per share amounts)

	Vertex	Pro Forma Adjustments	Notes	Pro Forma
Revenues:
Product revenues, net	$1,683,632	$—		$1,683,632
Royalty revenues	16,600	—		16,600
Collaborative revenues	1,945	(398)	(c)	1,547
Total revenues	1,702,177	(398)		1,701,779
Costs and expenses:
Cost of product revenues	206,811	—		206,811
Royalty expenses	3,649	—		3,649
Research and development expenses	1,047,690	(396)	(d)	1,047,294
Sales, general and administrative expenses	432,829	(3,367)	(c)	429,462
Restructuring expenses	1,262	—		1,262
Total costs and expenses	1,692,241	(3,763)		1,688,478
Income from operations	9,936	3,365		13,301
Interest expense, net	(81,432)	182	(c)	(81,250)
Other income, net	4,130	—		4,130
(Loss) income before provision for (benefit from) income taxes	(67,366)	3,547		(63,819)
Provision for (benefit from) income taxes	16,665	(21,196)	(c)	(4,531)
Net (loss) income	(84,031)	24,743		(59,288)
Net (income) loss attributable to noncontrolling interest	(28,021)	35,057	(c)	7,036
Net (loss) income attributable to Vertex	$(112,052)	$59,800		$(52,252)

Net loss per share attributable to Vertex common shareholders:
Basic	$(0.46)			$(0.21)
Diluted	$(0.46)			$(0.21)
Shares used in per share calculations:
Basic	244,685			244,685
Diluted	244,685			244,685

(c) To eliminate the results of operations of Parion and related non-controlling interest
(d) To adjust research and development expenses to:
(i) eliminate the results of operations of Parion and related non-controlling interest of $14.6 million
(ii) record research and development funding paid to Parion of $9.2 million attributable to Vertex as if Parion was not consolidated as a variable interest entity
(iii) record milestone paid to Parion of $5.0 million that was not previously recorded to research and development expenses because Parion was consolidated as a variable interest entity

VERTEX PHARMACEUTICALS INCORPORATED
Unaudited Condensed Consolidated Pro Forma Balance Sheet
As of June 30, 2017
(in thousands)

	Vertex	Pro Forma Adjustments	Notes	Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$1,223,130	$—		$1,223,130
Marketable securities, available for sale	445,520	—		445,520
Restricted cash and cash equivalents (VIE)	64,628	(61,925)	(e)	2,703
Accounts receivable	247,949	—		247,949
Inventories	92,263	—		92,263
Prepaid expenses and other current assets	107,082	(631)	(e)	106,451
Total current assets	2,180,572	(62,556)		2,118,016
Property and equipment, net	740,103	—		740,103
Intangible assets	284,340	(255,340)	(e)	29,000
Other assets	80,579	(385)	(e)	80,194
Total assets	$3,285,594	$(318,281)		$2,967,313
Liabilities and Shareholders’ Equity
Current liabilities:
Accrued expenses	$345,062	$(275)	(e)	$344,787
Customer Deposits	147,686	—		147,686
Other current liabilities	132,658	(1,628)	(e)	131,030
Total current liabilities	625,406	(1,903)		623,503
Deferred tax liability	136,649	(125,967)	(e)	10,682
Construction financing lease obligation	525,019	—		525,019
Other liabilities, excluding current portions	131,289	—		131,289
Total liabilities	1,418,363	(127,870)		1,290,493
Shareholders' equity:
Common stock	2,479	—		2,479
Additional paid-in capital	6,808,002	—		6,808,002
Accumulated other comprehensive loss	(21,753)	—		(21,753)
Accumulated deficit	(5,117,455)	(7,094)	(e)	(5,124,549)
Total Vertex shareholders’ equity	1,671,273	(7,094)		1,664,179
Noncontrolling interest	195,958	(183,317)	(e)	12,641
Total shareholders’ equity	1,867,231	(190,411)		1,676,820
Total liabilities and shareholders’ equity	$3,285,594	$(318,281)		$2,967,313

(e) To deconsolidate the net assets of Parion and related non-controlling interest